EXECUTION COPY




                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                      DEUTSCHE BANK TRUST COMPANY AMERICAS,

                                     Trustee

                                 AMENDMENT NO. 1

                         Dated as of September 12, 2003

                                  Amending the


                               SERIES SUPPLEMENT,
                           dated as of August 1, 2003,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of March 1, 2003

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2003-QS15

     AMENDMENT NO. 1 ("Amendment"), dated as of the 12th day of September, 2003, to the Agreement (defined below). Capitalized terms used herein shall have the meanings given thereto in the Agreement.

         WHEREAS, RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as trustee (together with its permitted successors and assigns, the "Trustee") entered into a Series Supplement, dated as of August 1, 2003 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003 (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), providing for the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2003-QS15; and

         WHEREAS, Section 11.01(a)(ii) of the Agreement permits the amendment of the Agreement by the Company, the Master Servicer and the Trustee for the purpose of correcting any error; and

         WHEREAS, the Company, the Master Servicer and the Trustee wish to amend the Agreement on the terms and conditions set forth herein to correct an error in the Agreement; and

         WHEREAS, the execution of this Amendment No.1 has been duly authorized by the Company, the Master Servicer and the Trustee; and

         NOW THEREFORE, the Company, the Master Servicer and the Trustee hereby agree as follows:

         Section 1.

         Section 1.01 is hereby amended as follows:

         The definition of "Class A-4 Accretion Termination Date" shall be replaced by the following:

         The earlier to occur of (i) the Distribution Date on which the aggregate Certificate Principal Balance of the Class A-3 Certificates and the Class A-8 Certificates has been reduced to zero and (ii) the Credit Support Depletion Date.

         Section 4.02 is hereby amended as listed:

         A. Section 4.02(a)(ii)(X)(1) shall be replaced by the following:

         Class A-3, Class A-4 and the Class A-8 Certificates, in the priorities and amounts set forth in Section 4.02(b)(ii), the Class A-4 Accrual Distribution Amount and

         B. Section 4.02(b)(ii)(A) shall be replaced by the following:

         first, an amount necessary to reduce the Certificate Principal Balance of the Class A-3 Certificates to the Targeted Principal Balance for that Distribution Date;

         C. Section 4.02(b)(ii)(B) shall be replaced by the following:

         second, an amount necessary to reduce the Certificate Principal Balance of the Class A-8 Certificates to the Scheduled Principal Balance for that Distribution Date; and

     D.  Section   4.02(b)(ii)(C)  shall  be  added  immediately  after  Section
4.02(b)(ii)(B) as follows:

         third, any remaining amount to the Class A-4 Certificates, until the Certificate Principal Balance of the Class A-4 Certificates has been reduced to zero;

         E. The first sentence after Section 4.02(b)(iv)(B)(10) shall be replaced by the following:

         In determining the outstanding Certificate Principal Balance of the Class A-3, Class A-4 and Class A-8 Certificates when allocating the Class A-7 Accrual Distribution Amount, any payment of the Class A-4 Accrual Distribution Amount shall first be taken into account.

         F. The second sentence after Section 4.02(h) shall be replaced by the following:

         On the Class A-4 Accretion Termination Date, the Accrued Certificate Interest on the Class A-4 Certificates for such date will be payable to the holders of the Class A-3 Certificates and the Class A-8 Certificates as a distribution of principal pursuant to Section 4.02(b)(ii) until the aggregate Certificate Principal Balance of the Class A-3 Certificates and the Class A-8 Certificates has been reduced to zero and any such amount will be added to the Certificate Principal Balance of the Class A-4 Certificates and then any remaining amount of Accrued Certificate Interest will be paid to the holders of the Class A-4 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof; provided, however, if the Class A-4 Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Class A-4 Certificates for such date will be payable to the holders of the Class A-4 Certificates as a distribution of interest and will not be added to the Certificate Principal Balance thereof.


         Section 2.

     This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their officers thereunto duly authorized and their seal, duly attested, to be hereunto affixed, all as of the day and year first above written.

                        RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]


                                          By://s/ Joseph Orning
                                                 Title:    Vice President

Attest: //s/ Benita Bjorgo
       Name:     Benita Bjorgo
       Title:   Vice President


                         RESIDENTIAL FUNDING CORPORATION
[Seal]


                                    By://s/ Benita Bjorgo
                                           Name:    Benita Bjorgo
                                           Title: Associate

Attest://s/ Joseph Orning
       Name:   Joseph Orning
       Title:   Associate


                              DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
[Seal]


                              By://s/ Ronaldo Reyes
                               Name: Ronaldo Reyes
                              Title:  Assistant Vice President

                              By: //s/ Barbara Campbell
                                     Name: Barbara Campbell
                                     Title: Assistant Vice President


Attest://s/ James Noriega
       Name: James Noriega
       Title: Associate

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the 12th day of September, 2003 before me, a notary public in and for said State, personally appeared Joseph Orning, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                    //s/ Brian S. Bangerter
                                                    Notary Public

[Notarial Seal]

STATE OF MINNESOTA                  )
                                    ) ss.:
COUNTY OF HENNEPIN                  )


                  On the 12th day of September, 2003 before me, a notary public in and for said State, personally appeared Benita Bjorgo, known to me to be an Associate of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                     //s/ Brian S. Bangerter
                                                     Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                         )
                                         ) ss.:
COUNTY OF ORANGE                         )
                  On the 12th day of September, 2003 before me, a notary public in and for said State, personally appeared Ronaldo Reyes, known to me to be an Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first, above written.

                                                 //s/ Brent Wayne Hoyler
                                                 Notary Public

[Notarial Seal]

STATE OF CALIFORNIA
                                         )
                                         ) ss.:
COUNTY OF ORANGE                         )
                  On the 12th day of September, 2003 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be an Assistant Vice President of Deutsche Bank Trust Company Americas, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first, above written.

                                                 //s/ Brent Wayne Hoyler
                                                 Notary Public

[Notarial Seal]